UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

GENIUS BRANDS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

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GENIUS BRANDS INTERNATIONAL, INC.

190 N. Canon Drive, 4th Fl.

Beverly Hills, California 90210

(310) 273-4222

August 7, 2020

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Genius Brands International, Inc. to be held at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020. As a result of the public health and travel risks and concerns due to COVID-19, the special meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the special meeting to vote by visiting www.virtualshareholdermeeting.com/GNUS2020SM.

You will not be able to attend the special meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Genius Brands International, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the special meeting, we will ask stockholders to approve the following proposals:

1.	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 400,000,000 in order to enable Genius Brands International, Inc. to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched shareholder value as the media industry undergoes a period of consolidation;

2.	To approve the 2020 Incentive Plan, which (if approved) will replace Genius Brands International, Inc.’s 2015 Amended Incentive Plan for all future equity-based incentive awards and enable Genius Brands International, Inc. to attract, motivate, and retain qualified individuals upon whom its business and accretive growth strategy depends; and

3.	To adjourn the meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

The Board of Directors recommends the approval of each of the proposals.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote either at the virtual special meeting or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Genius Brands International, Inc. We look forward to seeing you at the special meeting.

Sincerely,

/s/ Andy Heyward
Andy Heyward
Chief Executive Officer

GENIUS BRANDS INTERNATIONAL, INC.

190 N. Canon Drive, 4th Fl.

Beverly Hills, California 90210

(310) 273-4222

August 7, 2020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. Pacific Daylight Time

DATE:	August 27, 2020.

ACCESS:	www.virtualshareholdermeeting.com/GNUS2020SM

The special meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the special meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM and entering the control number included in the proxy card that you receive.

PURPOSES:

1.	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 400,000,000 in order to enable Genius Brands International, Inc. to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched shareholder value as the media industry undergoes a period of consolidation;

2.	To approve the 2020 Incentive Plan, which (if approved) will replace Genius Brands International, Inc.’s 2015 Amended Incentive Plan for all future equity-based incentive awards and enable Genius Brands International, Inc. to attract, motivate, and retain qualified individuals upon whom its business and accretive growth strategy depends; and

3.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

WHO MAY VOTE:

You may vote if you were the record owner of Genius Brands International, Inc. common stock at the close of business on June 29, 2020. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at 190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210.

All stockholders are cordially invited to attend the virtual special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Jaffa
Michael Jaffa
Corporate Secretary

i

GENIUS BRANDS INTERNATIONAL, INC.

190 N. Canon Drive, 4th Fl.

Beverly Hills, California 90210

(310) 273-4222

PROXY STATEMENT FOR THE GENIUS BRANDS INTERNATIONAL, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 27, 2020

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Genius Brands International, Inc., including any adjournments or postponements of the special meeting. We are holding the special meeting at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020.

You will be able to attend the special meeting, vote and submit your questions during the special meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM. You will not be able to attend the special meeting in person.

In this proxy statement, we refer to Genius Brands International, Inc. as “Genius Brands International, Inc.,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the special meeting.

On or about August 7, 2020, we began sending this proxy statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the special meeting.

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Genius Brands International, Inc. (the “Company”) is soliciting your proxy to vote at the special meeting of stockholders, to be held at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020 and any adjournments or postponements of the meeting, which we refer to as the special meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders, or the Notice, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.

We have sent you this proxy statement, the Notice and the proxy card because you owned shares of Genius Brands International, Inc. common stock, par value $0.001 per share (“Common Stock”), on June 29, 2020, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about August 7, 2020.

You may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why are you holding a virtual Special Meeting?

Due to the ongoing public health impact of COVID-19 and to support the health and well-being of our stockholders, the special meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the special meeting so they can ask questions of our Board of Directors or management, as time permits.

What happens if there are technical difficulties during the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual special meeting, voting at the special meeting or submitting questions at the special meeting.  If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who Can Vote?

Only stockholders of record who owned Common Stock at 5:00 p.m. PDT on June 29, 2020 will be entitled to vote at the special meeting. On this record date, there were 218,810,879 shares of our Common Stock outstanding and entitled to vote. Our Common Stock is our only class of voting stock.

If on June 29, 2020 your shares of Common Stock were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on June 29, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

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How Many Votes Do I Have?

Each share of Common Stock is entitled to one vote.

How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the proxy card to vote by Internet.

•	By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	During the meeting. If you attend the meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM, you may vote and submit questions during the special meeting (have your proxy card in hand when you visit the website).

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on August 26, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares during the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended;
•	“FOR” the 2020 Incentive Plan; and
•	“FOR” the proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve to the proposals mentioned above.

If any other matter is presented at the special meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet as instructed above;
•	by notifying our Corporate Secretary in writing before the special meeting that you have revoked your proxy; or
•	by voting during the virtual special meeting. Attending the virtual special meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the special meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Votes of stockholders of record who are present at the special meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on the approval of the 2020 Incentive Plan (Proposal 2 of this proxy statement) but does have the authority to vote your unvoted shares on the approval of the amendment to the Articles of Incorporation (Proposal 1 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approve Amendment to Genius Brands International, Inc. Articles of Incorporation	The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase our authorized shares of Common Stock from 233,333,334 to 400,000,000. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against this proposal.

Proposal 2: Approve the 2020 Incentive Plan	The affirmative vote of a majority of the total votes cast in person via attendance at the virtual special meeting or by proxy at the virtual special meeting, is required for approval of the 2020 Incentive Plan. Abstentions will have no effect on the results of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the vote of this proposal.

Proposal 3: Approve the Adjournment of the Special Meeting	The special meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy. The stockholders present may adjourn the meeting despite the absence of a quorum. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the vote of this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, VStock Transfer, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you provide, on the proxy card or otherwise.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the special meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the special meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies and Who Will Bear These Costs?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Morrow Sodali to act as our proxy solicitor in connection with the proposals to be acted upon at the special meeting. Pursuant to our agreement with Morrow Sodali, Morrow Sodali will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the special meeting. For these services, we will pay a fee of approximately $10,000 plus expenses.

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Attending the Special Meeting

The special meeting will be held at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020 in a virtual meeting format only. To attend the virtual special meeting, go to www.virtualshareholdermeeting.com/GNUS2020SM shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the special meeting, you can view a replay of the Webcast at www.virtualshareholdermeeting.com until August 27, 2021. You need not attend the special meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please write to us at Genius Brands International, Inc. 190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210, Attention: Corporate Secretary.

If you do not wish to participate in “householding” and would like to receive your own set of Genius Brands International, Inc. proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Genius Brands International, Inc. stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your Genius Brands International, Inc. shares are registered in your own name, please write to us at Genius Brands International, Inc. 190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210, Attention: Corporate Secretary.
•	If a broker or other nominee holds your Genius Brands International, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our $0.001 par value Common Stock as of July 31, 2020, known by us through transfer agent and other records, held by: (i) each person who beneficially owns 5% or more of the shares of Common Stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 219,029,898 shares of Common Stock outstanding as of July 31, 2020. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o 190 N. Canon Drive, Fl. 4, Beverly Hills, CA 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward	14,904,994	(2)	6.78%
Robert L. Denton	71,726	(5)	*
Michael Klein	220,000	(7)	*
Joseph “Gray” Davis	13,335	(3)	*
P. Clark Hallren	13,335	(3)	*
Michael Jaffa	71,726	(6)	*
Margaret Loesch	13,335	(3)	*
Lynne Segall	13,335	(3)	*
Anthony Thomopoulos	13,450	(4)	*

All current executive officers and directors as a group (consisting of 9 persons)	15,366,550		6.98%

5% Stockholders

___________________

* Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 219,029,898 shares of Common Stock outstanding as of July 31, 2020, together with securities exercisable or convertible into shares of Common Stock within 60 days of July 31, 2020. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of July 31, 2020 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	Consists of (i) 990,728 shares of Common Stock held by A Squared Holdings LLC over which Andy Heyward holds sole voting and dispositive power; (ii) 12,988,092 shares of Common Stock held by Andy Heyward; (iii) 1,234 shares held by Heyward Living Trust; (iv) 448,750 options to acquire shares of Common Stock issuable now or within 60 days of July 31, 2020 upon the exercise of stock options; and (v) 476,190 shares of Common Stock issuable upon conversion of 100 shares of the Company’s Series A Convertible Preferred Stock which may not be converted to the extent that the holder or any of its affiliates would own more than 9.99%.

(3)	Consists of 13,335 shares of Common Stock issuable now or within 60 days of July 31, 2020 upon the exercise of stock options granted.

(4)	Consists of (i) 115 shares of Common Stock and (ii) 13,335 shares of Common Stock issuable now or within 60 days of July 31, 2020 upon the exercise of stock options granted to Mr. Thomopoulos.

(5)	Consists of 71,726 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denton on June 7, 2018 and 15,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denton on March 7, 2019.

(6)	Consists of 71,726 shares of Common Stock issuable upon exercise of stock options granted to Mr. Jaffa on June 7, 2018 and 15,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Jaffa on March 7, 2019.

(7)	Consists of 100,000 shares of Common Stock and 120,000 shares of Common Stock issuable upon exercise of certain warrants.

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PROPOSAL NO. 1: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE FROM 233,333,334 SHARES TO 400,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED AND THE TOTAL AUTHORIZED SHARES

(Notice Item 1)

The Board of Directors has determined that it is advisable, in order to provide the Company with the flexibility to take advantage of opportunities which may arise in its industry, especially value-accretive partnerships and acquisitions, to increase our authorized shares of Common Stock from 233,333,334 shares to 400,000,000 shares and to increase the total number of authorized shares of capital stock from 243,333,334 shares to 410,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Articles of Incorporation effecting the proposed increase (the “Share Increase Amendment”). As a leader in the business of developing, producing, marketing and licensing branded entertainment properties and consumer products, the Company must, in the view of the Board, position itself to nimbly enter into strategic partnerships and value-accretive transactions in order to grow its brand portfolio ahead of the industry as a whole. The lack of authorized shares of Common Stock available for issuance could undermine the Company’s ability to so position itself. Further description of the background and reasons for the amendment is provided below under “Background and Purpose of the Share Increase Amendment,” and the full text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Appendix B.

Overview

The Articles of Incorporation currently authorize the issuance of 233,333,334 shares of Common Stock, and 10,000,000 shares of preferred stock, par value $0.001 per share. The Board approved the Share Increase Amendment, which amends Article IV of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 233,333,334 shares to 400,000,000 shares and, correspondingly, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 243,333,334 to 410,000,000 shares.

The proposed Share Increase Amendment would amend Sections 4.01 and 4.02 of Article IV of the Articles of Incorporation, respectively, to read in their entirety as follows:

“4.01 Authorized Capital Stock The total number of shares of stock this Corporation is authorized to issue shall be four hundred and ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

4.02 Common Stock The total number of authorized shares of Common Stock shall be four hundred million (400,000,000) shares with par value of $0.001 per share. Each share of Common Stock, when issued, shall have one (1) vote on all matters presented to the stockholders.”

As of July 31, 2020, there were:

•	219,029,898 shares of Common Stock issued and outstanding (excluding treasury shares);

•	476,190 shares of Common Stock underlying the Series A Convertible Preferred Stock;

•	2,990,037 shares of Common Stock underlying outstanding warrants;

•	1,917,866 shares of Common Stock underlying outstanding options granted; and

•	249,801 shares reserved for issuance under our Genius Brands International, Inc. 2015 Incentive Plan, as amended.

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As a result, we may not have enough shares of Common Stock available for future issuance. 2,990,037 shares of Common Stock are issuable upon the exercise of existing warrants to purchase Common Stock, and such amount could be higher to the extent there are future dilutive issuances at lower prices. As noted above, the lack of authorized shares of Common Stock available for issuance could unnecessarily limit or delay our ability to pursue future value-creating financings, acquisitions and other transactions. We could also be limited in our ability to effectuate future stock dividends.

Background and Purpose of the Share Increase Amendment

The Board believes it is in the Company’s and the Company’s stockholders’ best interest to increase the number of authorized shares of Common Stock to 400,000,000. This amendment is, in the judgment of the Board, necessary to provide adequate authorized share capital to provide flexibility for future issuances of Common Stock if determined by the Board to be in the best interests of the Company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. The Board believes such flexibility will be instrumental to enable the Company to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched shareholder value as the media industry undergoes a period of consolidation. Future activities may include, but are not limited to:

•	establishing strategic relationships with other companies;

•	acquiring other businesses or assets;

•	raising capital through sales of equity securities (issuances of shares of common stock or debt or equity securities that are convertible into common stock);

•	providing equity incentives to employees, officers or directors;

•	declaring stock dividends; and

•	achieving other corporate purposes.

Other than as described above, we currently do not have any plan to issue shares of Common Stock. The Board believes the additional authorized shares of Common Stock should be available for financing and other corporate purposes, in order to enable the Company to efficiently take advantage of accretive opportunities which may arise in the Company’s industry without the potential expense and delay incident to obtaining stockholder approval for a particular financing or other issuance.

Effects of the Proposed Share Increase Amendment

The additional shares of authorized Common Stock would be identical to the shares of Common Stock now authorized and outstanding, and the Share Increase Amendment would not affect the rights of current holders of Common Stock. Any issuances of additional shares of Common Stock, however, could adversely affect the existing holders of shares of Common Stock by diluting their ownership, voting power and earnings per share and book value per share with respect to such shares.

The current holders of Common Stock do not have preemptive rights to purchase any shares of Common Stock that may be issued and the Board has no plans to grant such rights with respect to any such shares. The Company is currently authorized to issue up to ten million shares of preferred stock, of which 6,000 shares have been designated as 0% Series A Convertible Preferred Stock, and 100 shares of 0% Series A Convertible Preferred Stock are outstanding. The Board has the authority to determine the price, rights, preferences, privileges and restrictions, including voting rights and the right to convert any preferred stock into shares of Common Stock, of the unissued shares of preferred stock without any further vote or action by the stockholders. The proposed Share Increase Amendment will not affect this authorization.

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As a general matter, the Board would be able to issue or reserve for issuance the additional shares of Common Stock in its discretion from time to time, without further action or approval of the Company’s stockholders, subject to and as limited by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange.

Possible Anti-Takeover Effects of the Share Increase Amendment

The Board is unaware of any specific effort to obtain control of the Company and therefore has no present intention of using the proposed increase in the number of authorized shares of Common Stock as an anti-takeover device. However, the Company’s authorized but unissued Common Stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult and therefore more unlikely.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Articles of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 2: APPROVAL OF OUR 2020 INCENTIVE PLAN

(Notice Item 2)

Overview

We are requesting that you vote to approve the 2020 Incentive Plan (the “2020 Plan”), which (if approved) will replace our 2015 Amended Incentive Plan (the “2015 Plan”) for all future equity-based incentive awards. If this proposal is approved by our stockholders, the 2020 Plan would:

•	Increase the maximum number of shares available for issuance as equity-based awards from 2,167,667 shares of Common Stock, or approximately 1% of the currently-authorized shares of Common Stock, to an aggregate of 32,167,667 shares of Common Stock, or approximately 8% of shares of Common Stock that will be authorized following approval of the Share Increase Amendment, in order to enable us to continue to offer eligible employees, directors and consultants incentive awards under the plan, which we believe will enable us to attract highly-skilled leaders to support our growth;

•	Permit the Compensation Committee to grant performance awards with an expanded list of performance criteria, in order to give the Compensation Committee increased flexibility under the plan to design awards that are intended to be in the best long-term interests of the Company and our stockholders;

•	Remove references currently contained within our 2015 Plan to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) that are no longer applicable in light of changes to Section 162(m) under the Tax Cuts and Jobs Act of 2017; and

•	make other updates to the 2015 Plan as described further below and in the copy of the 2020 Plan attached to this proxy statement as Appendix C.

On August 4, 2020, the Compensation Committee recommended that the Board of Directors approve and adopt the 2020 Plan, and the Board of Directors adopted the 2020 Plan on August 4, 2020, subject to stockholder approval. As of July 31, 2020, a total of 249,801 shares of our Common Stock remain available for issuance under the 2015 Plan, and options to purchase 1,917,866 shares of Common Stock remain outstanding. As of July 31, 2020, no shares of our Common Stock have been issued upon the exercise of options.

Reasons for Approval of the 2020 Plan

Our Board of Directors, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2020 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. The 2020 Plan compliments the Share Increase Amendment by providing the Board with sufficient shares of Common Stock to expand the equity-based incentive compensation program to employees, non-employee directors and individual consultants joining the Company through acquisitions and other accretive opportunities.

We believe that the 2020 Plan is essential to permit the Company to continue to provide long-term, equity-based incentives to present and future key employees, consultants and non-employee directors. Our Board of Directors believes that the number of shares currently remaining available for issuance as future awards under the 2015 Plan is not sufficient for future granting needs. Our Board of Directors believes that if the 2020 Plan is approved by stockholders, the shares available for issuance as future awards under the 2020 Plan will result in an adequate number of shares of Common Stock being available for future awards under the 2020 Plan for 5 additional years following the current year. Our Board of Directors and our Compensation Committee believe that approval of the 2020 Plan is in the best interests of the Company and its stockholders because it will enable the Company and its Board of Directors to encourage selected employees to acquire a proprietary interest in our growth and performance; generate an increased incentive to contribute to our future success and prosperity, thereby enhancing its value; and enhance our ability to attract and retain qualified individuals upon whom its sustained progress, growth and profitability depends.

The following is a brief summary of the 2020 Plan. This summary is qualified in its entirety by reference to the text of the 2020 Plan, a copy of which is attached as Appendix C to this proxy statement.

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Description of the 2020 Plan

Following approval of the 2020 Plan, we will terminate the 2015 Plan and no longer make grants under the 2015 Plan; however, any outstanding equity awards granted under the 2015 Plan will continue to be governed by the terms of the 2015 Plan. If stockholders approve this proposal, the share pool for new grants under the 2020 Plan will be the sum of (i) 30,000,000 shares of our Common Stock and (ii) the shares of our Common Stock remaining available for issuance under the 2015 Plan.

Purpose

The purpose of the 2020 Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors and consultants who are key to our growth and success.

Administration of the 2020 Plan

The 2020 Plan may be administered by our Board of Directors, our Compensation Committee or a similar committee comprised of at least two non-employee directors (in each case, the “Administrator”). The Administrator has exclusive authority to grant awards under the 2020 Plan and to make all interpretations and determinations affecting the 2020 Plan. The Administrator will have the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule and other terms of any award.

Eligible Participants

Participation in the 2020 Plan is limited to approximately 24 full and part-time employees, 6 non-employee members of the Board of Directors, and 4 independent contractors providing services to the Company or its Affiliates, in each case, as of July 31, 2020.

Number of Shares Available for Issuance

The maximum number of shares of our Common Stock initially reserved and available for issuance under the 2020 Plan is equal to the sum of (i) 30,000,000 shares our Common Stock and (ii) the shares of our Common Stock remaining available for issuance under the 2015 Plan, all of which are available for issuance pursuant to incentive stock options under Section 422 of the Code or as other type of awards.

If any stock award under either the 2020 Plan or the 2015 Plan expires or otherwise terminates, in whole or in part, without having been vested or exercised in full (as applicable), the stock not acquired under such stock award reverts to and again becomes available for issuance under the 2020 Plan. If any Common Stock acquired pursuant to the exercise of a stock option awarded under either the 2020 Plan or the 2015 Plan is repurchased by us, the stock repurchased will revert to again become available for issuance under the 2020 Plan. Common Stock withheld from an award to pay the exercise price with respect to such award or to pay a participant’s tax obligations with respect to an award shall not again be available for issuance under the 2020 Plan.

Change in Control Provisions

The 2020 Plan provides that we may, in our sole discretion, and without the consent of participants, provide for one or more of the following in the event of a Change in Control (as defined in the 2020 Plan): (i) the assumption of the 2020 Plan and outstanding awards by the surviving entity; (ii) the substitution by the surviving entity of awards with substantially the same terms for such outstanding awards; (iii) notice to the holders of vested and exercisable stock options and stock appreciation rights of their ability to exercise such vested and exercisable awards prior to the transaction, followed by the cancellation of all unexercised awards (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of outstanding vested awards in cash or cash equivalents or equity followed by the cancellation of all such awards (whether or not then vested or exercisable); (v) cancellation of all unvested or unexercisable awards; or (vi) taking of such other action with respect to Awards as the Compensation Committee shall determine to be appropriate in its discretion (including accelerating the vesting and exercisability of outstanding Awards). However, in the event that awards are either assumed or substituted, the awards will continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.

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Adjustments for Stock Dividends, Stock Splits, Etc.

The 2020 Plan requires the Administrator to make appropriate adjustments to the number of shares of our Common Stock that are subject to the 2020 Plan, to certain limits in the 2020 Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events. The Administrator will make necessary adjustments to the available shares of our Common Stock reserved for issuance under the 2020 Plan in connection with a reverse stock split, if approved by stockholders, as required.

Amendment to the 2020 Plan and Awards

Our Board of Directors at any time, and from time to time, may amend the 2020 Plan. However, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation or any securities exchange listing requirements. Further, no award under the 2020 Plan may be amended or cancelled for the purpose of repricing, replacing or regranting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by stockholders.

Termination of the 2020 Plan

Our Board of Directors or stockholders may terminate the 2020 Plan at any time. Unless sooner terminated, the 2020 Plan currently terminates on August 4, 2030. No stock awards may be granted under the 2020 Plan after it is terminated.

Description of Material Terms of the Awards

Stock Options

A stock option is the right to purchase shares of our Common Stock at a fixed exercise price for a fixed period of time. The 2020 Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (ii) options that do not so qualify (referred to as “non-statutory stock options”). Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-statutory stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The Administrator determines the exercise price and additional terms of stock options. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our Common Stock on the date of grant. Fair market value for this purpose will be the last reported closing sales price of the shares of our Common Stock on the Nasdaq Stock Market on the valuation date, or, if none, the closing sales price on the most recent trade date immediately prior to the valuation date. The exercise price of a stock option may not be reduced after the date of the stock option grant, other than to appropriately reflect changes in our capital structure.

The term of each stock option will be fixed by the Administrator and, for incentive stock options, may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock option may be exercised. Stock options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. Upon exercise of stock options, the option exercise price must be paid in full in such form as the Administrator will provide (or as permitted by Section 422 of the Code in the case of incentive stock options). To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.

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Stock Appreciation Rights (“SARs”)

The Administrator has the authority to grant SARs under the 2020 Stock Plan. A SAR may be granted to a holder of an option with respect to all or a portion of the shares of Common Stock subject to the related option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Subject to the limitations of the 2020 Stock Plan, SARs are exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided by the Administrator. Tandem SARs are exercisable only at the time and to the extent that the related Option is exercisable. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto are canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

Restricted Stock and Restricted Stock Units

The Administrator has the authority to grant awards of restricted stock and restricted stock units pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Administrator will deem appropriate. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with, or service to, the Company through a specified restricted period, except as otherwise set forth in the applicable award agreement. During the vesting period, awards of restricted stock and restricted stock units may be credited with dividend equivalent rights, but dividend equivalents payable with respect to awards shall not be paid unless and until such awards of restricted stock or restricted stock units vest.

Performance Awards

The Administrator may designate all or any party of any other type of award granted under the 2020 Plan as a performance award. These awards may be denominated in either cash or shares, and are subject to the achievement of performance goals set over performance periods, as established by the Administrator.

Cash Awards and Other Stock-Based Awards

The Administrator may also grant cash awards or other stock-based awards under the 2020 Plan. Cash awards are subject to the terms, conditions, restrictions and contingencies as determined by the Administrator. Other stock-based awards are valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. Other stock-based awards may be granted as a form of payment in the settlement of other awards granted under the 2020 Plan or as payment in lieu of compensation to which a holder is otherwise entitled. Other stock-based awards may be paid in shares of Common Stock or cash, as the Committee may determine.

Federal Income Tax Consequences of Options

The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the Company and to U.S. participants for options granted under the 2020 Plan. The summary does not purport to be legal or tax advice. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.

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Incentive Stock Options

For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option and the Company receives no deduction. If such person retains the Common Stock for a period equal to the longer of at least two years after the option is granted and one year after the option is exercised (the “holding period”), any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain and the Company receives no deduction. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the conclusion of the holding period will realize ordinary income in the year of disposition equal to the difference between the exercise price and fair market value of the share on the exercise date (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price) and the Company is entitled to a deduction equal to the amount of ordinary income recognized by the holder (subject to possible limitations imposed by the Code, including Section 162(m) thereof). If the amount realized on the disposition of the Common Stock is greater than the Common Stock's fair market value on the date of exercise and the holding period has been satisfied, the excess of the gain will be subject to long-term capital gain treatment. Notwithstanding the foregoing, the difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Non-Statutory Stock Options

A participant who receives a non-statutory stock option with an exercise price not less than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by the Company ) and the Company is entitled to a deduction equal to the amount of ordinary income recognized by the holder (subject to possible limitations imposed by the Code, including Section 162(m) thereof).

New Plan Benefits

Other than grants listed above, the amounts of future awards under the 2020 Plan are not determinable and will be granted at the sole discretion of the Board of Directors or authorized committee, and we cannot determine at this time either the persons who will receive awards under the 2020 Plan or the amount or types of any such awards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADOPTION OF THE 2020 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE 2020 PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 3: APPROVAL TO ADJOURN THE SPECIAL MEETING

(Notice Item 3)

Our Board of Directors has determined that the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to amend our articles of incorporation is advisable and in the best interests of the Corporation and its stockholders and has approved the adjournment of the special meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposals described herein.

The special meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting, to amend our articles of incorporation.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal year indicated by our named officers for fiscal years 2019 and 2018. We expect that the level of compensation of our named executive officers for the fiscal year ending December 31, 2020 be substantially similar to the compensation paid in the fiscal year ended December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Andy Heyward (2)	2019	287,500	–	–	–	124,000	411,500
Chief Executive Officer	2018	212,500	–	–	–	–	212,500

Robert L. Denton (3)	2019	215,625	25,000	–	21,814	–	262,439
Chief Financial Officer	2018	156,871	–	–	130,242	55,512	342,625

Michael A. Jaffa (4)	2019	215,625	25,000	–	21,814	–	262,439
General Counsel	2018	159,375	–	–	155,517	–	314,892
and Corporate Secretary

(1)	The aggregate fair value of the stock awards and stock option awards on the date of grant was computed in accordance with FASB ASC Topic 718.

(2)	In association with the Merger, Mr. Heyward was appointed Chief Executive Officer of the Company on November 15, 2013. Per his employment agreement, Mr. Heyward is entitled to an annual salary of $200,000. Mr. Heyward entered into a new five-year employment agreement on November 16, 2018. Under his new employment agreement, Mr. Heyward is entitled to an annual salary of $300,000.

On August 31, 2018, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for services as a producer. Mr. Heyward received $124,000 through the course of production of the Company’s animated series Llama Llama Season 2.

(3)	Effective April 18, 2018, the Company entered into an employment agreement with Mr. Denton, whereby Mr. Denton agreed to serve as the Company’s Chief Financial Officer (“CFO”) for a period of two years, with a mutual option for an additional one-year period, in consideration for an annual salary of $225,000. Mr. Denton received $5,550 for consulting services prior to becoming the CFO. Mr. Denton also received $49,962 in relocation expenses for his relocation from Salt Lake City, Utah to Los Angeles, California.

On September 26, 2018, the Company granted 85,088 stock options to Mr. Denton with a strike price of $2.09 and a term of five years, and vesting ranging from one to three years after the grant date anniversary.

On March 7, 2019, the Company granted 15,000 stock options to Mr. Denton with a strike price of $1.99 and a term of five years. The options vested on December 31, 2019.

(4)	Effective April 16, 2018, the Company entered into an employment agreement with Mr. Jaffa, whereby Mr. Jaffa agreed to serve as the Company’s General Counsel and Senior Vice President of Business Affairs for a period of one year, subject to renewal, in consideration for an annual salary of $225,000. On June 7, 2018, Mr. Jaffa was elected as the Company’s Corporate Secretary.

On September 26, 2018, the Company granted 85,088 stock options to Mr. Jaffa with a strike price of $2.09 and a term of five years, and vesting ranging from one to three years after the grant date anniversary.

On March 7, 2019, the Company granted 15,000 stock options to Mr. Jaffa with a strike price of $1.99 and a term of five years. The options vested on December 31, 2019.

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Narrative Disclosure to Summary Compensation

Base Salary. In 2018, the Company paid $212,500 to Andy Heyward, $156,871 to Robert L. Denton and $159,375 to Michael A. Jaffa. In 2019, the Company paid $287,500 to Mr. Heyward, $215,625 to Mr. Denton and $215,625 to Mr. Jaffa. Base salaries are used to recognize experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers.

All Other Compensation. On August 31, 2018, Llama Productions LLC entered into an animation production services agreement with Mr. Heyward for services as a producer for which he received $124,000 through the course of production of the Company’s animated series Llama Llama Season 2.

Pursuant to his employment agreement dated November 16, 2018, Mr. Heyward is entitled to an Executive Producer fee of $12,400 per half hour episode for each episode for which he provides services as an executive producer. The first identified series under this employment agreement is Rainbow Rangers. As of March 31, 2019, twenty-six half hours had been delivered and, accordingly, Mr. Heyward was owed $322,400. The second series identified was Rainbow Rangers Season 2. Thirteen half hours of Rainbow Rangers Season 2 were delivered in the fourth quarter of 2019 and, accordingly, Mr. Heyward was owed $161,200. Mr. Heyward was paid the total amount due to him of $483,600 for his producer services on March 17, 2020.

Bonus Compensation. Our named executive officers are expected to be eligible to receive an annual bonus award in accordance with their employment agreements and/or management incentive program then in effect with respect to such executive officer and based on an annualized target of base salary, as specified in their respective employment agreements, if applicable. We did not pay any bonus compensation in fiscal 2018. In fiscal 2019, Mr. Denton and Mr. Jaffa were each paid a $25,000 bonus.

Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our Compensation Committee and Board of Directors periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or other awards. As of December 31, 2019, no options granted to our named executive officers have been modified or repriced.

On September 26, 2018, Mr. Denton received 85,088 options with a value of $155,517. On March 7, 2019, Mr. Denton received 15,000 options with a value of $21,814.

On September 26, 2018, Mr. Jaffa received 85,088 options with a value of $155,517. On March 7, 2019, Mr. Jaffa received 15,000 options with a value of $21,814.

Employment Agreements

On November 16, 2018, the Company entered into an amended and restated employment agreement with Andy Heyward (the “Andy Heyward Employment Agreement”), whereby Mr. Heyward agreed to serve as the Company’s Chief Executive Officer for a period of five years, subject to renewal, in consideration for an annual salary of $300,000, and an award of 70,000 stock options. Mr. Heyward is also eligible to be paid a producing fee equal to $12,400 per half hour episode for each series produced, controlled and distributed by the Company, and for which he provides material production services provided as the executive producer. Additionally, under the terms of the Andy Heyward Employment Agreement, Mr. Heyward shall be eligible for an annual bonus if the Company meets certain criteria, as established by the Board of Directors. Mr. Heyward shall be entitled to reimbursement of reasonable expenses incurred in connection with his employment and the Company may take out and maintain during the term of his tenure a life insurance policy in the amount of $1,000,000. During the term of his employment and under the terms of the Andy Heyward Employment Agreement, Mr. Heyward shall be entitled to be designated as composer on all music contained in the programming produced by the Company and to receive composer’s royalties from applicable performing rights societies. Upon a change in control or sale of the Company, or termination without cause or resignation with good cause, all of Mr. Heyward’s options would vest on an accelerated basis. In the event of Mr. Heyward’s death or resignation, all compensation then currently due would be payable to his estate.

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On March 26, 2018, the Company entered into an agreement with Michael A. Jaffa (the “Michael Jaffa Employment Agreement”) in which Mr. Jaffa would assume the role of General Counsel and Senior Vice President of Business Affairs commencing on April 16, 2018. Mr. Jaffa is entitled under the Michael Jaffa Employment Agreement to be paid a salary at the annual rate of $225,000 per year. The term of the Michael Jaffa Employment Agreement is one year with a mutual option for two additional one-year periods. In addition, the Michael Jaffa Employment Agreement entitles Mr. Jaffa to receive a grant of stock options and an annual discretionary bonus based on his performance. In the event of Mr. Jaffa’s death or resignation, all compensation then currently due would be payable to his estate.

On March 30, 2018, the Company entered into an Employment Agreement with Robert L. Denton (the “Robert Denton Employment Agreement”), whereby Mr. Denton agreed to serve as the Company’s Chief Financial Officer, effective as of April 18, 2018 for a period of two years with a mutual option for an additional one-year period, in consideration for an annual salary of $225,000. Under the terms of the Robert Denton Employment Agreement, Mr. Denton is entitled to an annual discretionary bonus based on his performance. The Robert Denton Employment Agreement may be terminated either (i) upon the end of the term, (ii) at any time by the Company for “Cause” (as defined in the Robert Denton Employment Agreement) or (iii) upon an event of retirement, death or disability. Upon the termination or expiration of Mr. Denton’s employment with the Company and for a period of three years thereafter, certain amounts paid to Mr. Denton, including any discretionary bonus and stock based compensation, but excluding his base salary and reimbursement of certain expenses, will be subject to the Company’s clawback right upon the occurrence of certain events which are adverse to the Company, including a restatement of financial statements. In the event of Mr. Denton’s death or resignation, all compensation then currently due would be payable to his estate.

Retirement Benefits

As of December 31, 2019, the Company did not provide any retirement plans to its executive officers or employees.

Potential Payments upon Termination or Change-in-Control

As of December 31, 2019, the Company did not provide for any potential payments upon termination or change of control.

Outstanding Equity Awards at Fiscal Year

The following table sets forth outstanding stock option awards as of December 31, 2019 to each of the named executive officers. As of December 31, 2019, the Company has not granted any stock awards to its executive officers other than to Mr. Denton and Mr. Jaffa as noted below.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date
Andy Heyward	125,000	–	–		$6.00	12/14/2020
	250,000	–	–		$9.00	12/14/2020
	68,750	–	–		$12.00	12/14/2020
	5,000	–	–		$2.82	10/18/2020
Robert L. Denton			85,088	(1)	$2.09	9/25/2023
			15,000	(2)	$1.99	3/7/2024
Michael A. Jaffa (2)			85,088	(1)	$2.09	9/25/2023
			15,000	(2)	$1.99	3/7/2024

__________________

(1)       Mr. Denton’s and Mr. Jaffa’s options vest one third per year for three years.

(2)       Mr. Denton’s and Mr. Jaffa’s options vested as of December 31, 2019.

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Director Compensation

The following table sets forth with respect to the named directors, compensation information inclusive of equity awards and payments made for the year ended December 31, 2019 in the director's capacity as director.

Name	Year	Fees Earned ($) (1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Andy Heyward	2019	–	–	–	–	–

Bernard Cahill (2)	2019	7,500	–	–	–	7,500

Joseph “Gray” Davis	2019	20,000	–	–	–	20,000

P. Clark Hallren	2019	20,000	–	–	–	20,000

Amy Moynihan Heyward (3)	2019	2,500	–	–	–	2,500

Margaret Loesch	2019	17,500	–	–	–	17,500

Lynne Segall	2019	17,500	–	–	–	17,500

Anthony Thomopoulos	2019	17,500	–	–	–	17,500

Michael Klein (4)	2019	12,500	–	–	–	12,500

______________________

(1)	Directors, other than Mr. Heyward, earn $5,000 for each meeting attended physically, $2,500 per meeting for each meeting attended telephonically, and nothing for non-attendance. These cash payments are paid to the Board member at the subsequent meeting of the Board.
(2)	Mr. Cahill resigned from the Board effective March 19, 2020, as previously disclosed in the Report on Form 8-K filed March 20, 2020.

(3)	Ms. Heyward resigned from the Board effective March 1, 2019, as previously disclosed in the Report on Form 8-K filed March 7, 2019.

(4)	Mr. Klein was appointed to our Board effective March 7, 2019, as previously disclosed in the Report on Form 8-K filed March 7, 2019.

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EQUITY COMPENSATION PLAN INFORMATION

The following table reflects, as of December 31, 2019, compensation plans pursuant to which we are authorized to issue options, warrants or other rights to purchase shares of Common Stock, including the number of shares issuable under outstanding options, warrants and rights issued under the plans and the number of shares remaining available for issuance under the plans.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	1,289,866	$7.18	877,801
Equity compensation plans not approved by shareholders	–	–	–
Total	1,289,866	$7.18	877,801

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STOCKHOLDER PROPOSALS

Stockholders may present proposals intended for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders (the “2021 Proxy Statement”) provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and our bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2021 Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to stockholders at the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

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Appendix A

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on August 26, 2020.

CONTROL #

VOTE BY MAIL

Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE/ATTEND VIRTUALLY

If you would like to vote/attend the meeting, please attend the virtual meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM on August 27, 2020 at 10:00 am (PT).

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders - Genius Brands International, Inc.

▼	▼

DETACH CARD HERE TO VOTE BY MAIL

(1)	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 400,000,000 and to increase the total number of authorized shares of capital stock from 243,333,334 shares to 410,000,000 shares;

□VOTE FOR	□VOTE AGAINST	□ABSTAIN

(2)	To approve the 2020 Incentive Plan;

□VOTE FOR	□VOTE AGAINST	□ABSTAIN

(3)	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

□VOTE FOR	□VOTE AGAINST	□ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.

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GENIUS BRANDS INTERNATIONAL, INC.

Special Meeting of Stockholders

August 27, 2020

GENIUS BRANDS INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Genius Brands International, Inc., a Nevada corporation (the “Company”), revoking all prior proxies, hereby appoints Andy Heyward, Robert L. Denton and Michael Jaffa, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company, which the undersigned will be entitled to vote at the virtual Special Meeting of Stockholders of the Company to be held on August 27, 2020, at 10:00 a.m. PT, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION, FOR THE 2020 INCENTIVE PLAN AND FOR THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSAL MENTIONED ABOVE AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Special Meeting of Stockholders on August 27, 2020 at 10:00 a.m. (PT). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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Appendix B

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

GENIUS BRANDS INTERNATIONAL, INC.

(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is Genius Brands International, Inc. (the “Corporation”).

SECOND:	That the directors of the Corporation unanimously adopted a resolution on July 24, 2020 which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:	That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Sections 4.01 and 4.02 of Article IV of the Articles are amended to read in full as follows:

4.01 Authorized Capital Stock The total number of shares of stock this Corporation is authorized to issue shall be four hundred and ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

4.02 Common Stock The total number of authorized shares of Common Stock shall be four hundred million (400,000,000) shares with par value of $0.001 per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of Genius Brands International, Inc., is executed as of [ ], 2020.

Andy Heyward
Chief Executive Officer

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Appendix C

Genius Brands International, Inc.
2020 Incentive Plan

Article 1 Purpose and Amendment of Plan

Section 1.1                  Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (a) eligible employees of the Company and its Affiliates, (b) members of the Board of the Company and its Affiliates, and (c) independent contractors providing services to the Company and its Affiliates may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ of (or otherwise provide services to) the Company or its Affiliates, and increasing their personal interest in the continued success and progress of the Company and its Affiliates. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees and directors of the Company and its Affiliates, and (ii) encouraging independent contractors to agree to provide services to the Company and its Affiliates.

Section 1.2                  Adoption of Plan. The Plan was approved by the Company’s Board on August 4, 2020 and by the stockholders of the Company on [ ], 2020 (the “Shareholder Approval Date”). It replaces the Company’s 2015 Incentive Plan (the “2015 Plan”) with respect to grants made after the Shareholder Approval Date, and the Company will not make additional grants under the 2015 Plan after such date.

Article 2 Definitions

Section 2.1                  Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect

“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted stock agreement, stock units agreement, cash award agreement or an agreement evidencing another type of Award, or more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

“Award” means a grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Cash Awards, or Other Stock-Based Awards.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award made pursuant to Section 10.1 of the Plan.

“Change in Control” means the occurrence of any of the following events:

(a)                 any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (other than the Company or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the “beneficial owner” within the meaning of Rule 13d-3 promulgated under the Exchange Act of 30% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors; excluding, however, any circumstance in which such beneficial ownership resulted from any acquisition by the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company or by any corporation controlling, controlled by, or under common control with, the Company;

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(b)                a change in the composition of the Board since the Shareholder Approval Date, such that the individuals who, as of such date, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the Shareholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board shall not be deemed a member of the Incumbent Board;

(c)                a reorganization, recapitalization, merger, consolidation or similar form of corporate transaction, or the sale, transfer, or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (each of the foregoing events, a “Corporate Transaction”) involving the Company, unless securities representing 60% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction, including a corporation that, as a result of such transaction owns all or substantially all of the Company’s assets (or the direct or indirect parent of such corporation), are held immediately subsequent to such transaction by the person or persons who were the beneficial holders of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(d)                approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in clause (c) above that does not otherwise constitute a Change in Control.

Notwithstanding anything herein to the contrary, for Awards that are subject to Section 409A of the Code that become payable upon the occurrence of a Change in Control a Change in Control shall not be deemed to occur unless such event constitutes a “change in the ownership of a corporation,” “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets” within the meaning of Section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the Compensation Committee (or another committee) of the Board (or a subcommittee of such committee) appointed pursuant to Section 3.1 to administer the Plan. The Committee shall consist solely of two or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also shall satisfy the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Common Stock” means the Company’s common stock, $.001 par value.

“Company” means Genius Brands International, Inc., a Nevada corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

“Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code.

“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

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“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

“Effective Date” means the Shareholder Approval Date, the date on which the Plan originally becomes effective.

“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Fair Market Value” of a share of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on such day, or the Committee can, in its sole discretion, use averages or weighted averages either on a daily basis or such longer period as complies with Code Section 409A (to the extent necessary to so comply). If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of considerations as the Committee deems appropriate and otherwise in accordance with Section 409A.

“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.

“Holder” means a person who has received an Award under the Plan that has not been fully satisfied or terminated.

“Incentive Stock Option” means an Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code and granted under Article 6.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option and granted under Article 6.

“Option” means a Nonqualified Stock Option or Incentive Stock Option, as applicable in that context.

“Performance Award” means an Award made pursuant to Article 11 of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned and shall be based on one or more of the performance measures set forth in Section 11.2.

“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

“Plan” means this Genius Brands International, Inc. 2020 Incentive Plan.

“Restricted Stock” means an Award made pursuant to Article 8.

“Restricted Stock Units” means an Award made pursuant to Article 9 of the Plan to a Holder.

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“Restriction Period” means a period of time beginning on the date of each Award of Restricted Stock or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

“Retained Distribution” has the meaning ascribed thereto in Section 8.2.

“SARs” means stock appreciation rights, awarded pursuant to Article 7, with respect to shares of Common Stock.

“Tandem SAR” has the meaning ascribed thereto in Section 7.1.

“Vesting Date,” with respect to any Restricted Stock or Restricted Stock Units awarded hereunder, means the date on which such Restricted Stock or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Stock pursuant to Article 8 or of Restricted Stock Units pursuant to Article 9. If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

Article 3 Administration

Section 3.1                  Committee. The Plan shall be administered by the Committee. The Board or a committee of the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

Section 3.2                  Powers. The Committee shall have full power and authority to grant Awards to eligible persons, to determine the terms and conditions (which need not be uniform nor identical among types of Awards, grants of Awards, or recipients of Awards) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion deems relevant. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to a Person eligible to receive an Award under this Plan who is then subject to Section 16 of the Exchange Act in respect of the Company.

Section 3.3                  Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

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Article 4 Shares Subject To The Plan

Section 4.1                  Number of Shares; Award Limits.

(a)               Subject to the provisions of this Article 4, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be the sum of (i) 30,000,000 Shares and (ii) the shares of Common Stock remaining available for issuance under the 2015 Plan, subject to adjustment in accordance with Section 4.1(d) hereof (the “Initial Limit”).

(b)               Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If all or any portion of an Award expires or is cancelled, forfeited, exchanged, settled in cash or otherwise terminated, the shares of Stock subject to such Award (including shares forfeited with respect to Restricted Stock) shall again be available for purposes of the Plan. If an Award may be settled only in cash, such Award need not be counted against any share limit under this Section 4.1. Notwithstanding the foregoing, (A) in the case of the exercise of a SAR for shares, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise; (B) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Holder to (1) purchase shares of Common Stock upon the exercise of an Award or (2) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (C) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(c)               Adjustments. If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock or other similar corporate event affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

Section 4.2                  Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (such Awards, “Substitute Awards”). Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan, and except as otherwise determined by the Committee. Substitute Awards shall not count against the overall share limit set forth in Section 4.1.

Article 5 Eligibility; Specific Terms of awards

Section 5.1                  Eligibility. The persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such persons who are full- and part-time employees (including officers) of the Company, non-employee members of the Board or independent contractors providing services to the Company or its Affiliates, in each case, as the Committee shall select. Awards may be made to employees, members of the Board or independent contractors who hold or have held Awards under the Plan, the 2015 Plan, or other awards under any other plan of the Company or any of its Affiliates.

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Section 5.2                  General. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Article 12), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Without limiting the scope of the preceding sentence, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance goals applicable to an Award, and any such performance goals may differ among Awards granted to any one Holder or to different Holders.

Section 5.3                  Dividend Equivalents. Subject to the provisions of this Plan and any Agreement, the recipient of an Award other than an Option or SAR may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends or Dividend Equivalents, with respect to the number of shares of Common Stock covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested and/or shall be subject to the same terms and conditions (including vesting and forfeiture provisions) as the related Award. Dividends or Dividend Equivalents granted with respect to an Award will be accrued during the vesting and/or performance period applicable to such Award, and such dividends or Dividend Equivalents will vest and be paid only if and when the underlying Award vests.

Article 6 Stock Options

Section 6.1                  Grant of Options. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Options. The Committee shall designate from time to time those eligible persons to be granted Options, the time when each Option shall be granted to such eligible persons, the number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option; provided, however, only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. The determination made by the Committee pursuant to this Article 6 shall be specified in the applicable Agreement.

Section 6.2                  Exercise Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and, for Options that do not constitute Substitute Awards, may be no less than the Fair Market Value of the shares of Common Stock subject to the Option as of the date the Option is granted. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.1) (a “10% Owner”), the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Incentive Stock Option is granted.

Section 6.3                  Term of Options. Subject to the provisions of the Plan, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement. In the case of an Incentive Stock Option, the term of such Option shall not exceed ten (10) years from the date the Incentive Stock Option is granted. If an Option which is intended to be an Incentive Stock Option is granted to a 10% Owner, the term of such Option shall not exceed five (5) years from the date the Incentive Stock Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

Section 6.4                  Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, no Incentive Stock Option may be exercised before the Plan is approved by the stockholders of the Company in the manner prescribed by Section 422 of the Code; provided, further, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000. Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence. It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Holder through the completion of, future employment or service with the Company.

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Section 6.5                  Manner of Exercise.

(a)               Form of Payment. An Option shall be exercised by notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 12.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) whole shares of Common Stock (whether by delivery or attestation), (iv) the withholding of shares of Common Stock issuable upon such exercise of the Option, (v) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price (a so-called “cashless” exercise), or (vi) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Nevada Corporation Code. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

(b)               Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

(c)               Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 12.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

Section 6.6                  Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (b) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.3) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then- current exercise price per share of the cancelled option, (c) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 12.1(b), or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

Section 6.7                  Exercise Limits for Incentive Stock Options. Any portion of any Incentive Stock Option that was vested and exercisable on the date of termination of employment which was other than for death or disability (as defined in Section 22(e)(3) of the Code), shall expire and be forfeited at midnight ninety (90) days from the date of such termination and if termination of employment was on account of death or disability the portion of any Incentive Stock Option that is vested as of the date of termination of employment shall expire and be forfeited at midnight one (1) year from the date of such termination.

Article 7 SARS

Section 7.1                  Grant of SARs. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons SARs. SARs may be granted by the Committee to such eligible persons in such numbers, with respect to Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible employee (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement. The determination made by the Committee pursuant to this Article 7 shall be specified in the applicable Agreement.

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Section 7.2                  Section 7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (b) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

Section 7.3                  Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

Section 7.4                  Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR) or cash equivalent thereto, as determined by the Committee and provided in the applicable Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares.

Section 7.5                  Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

Section 7.6                  Exercise. For purposes of this Article 7, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

Section 7.7                  Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 4.2): (a) amend any outstanding SAR granted under the Plan to provide a base price per share that is lower than the then-current base price per share of such outstanding SAR, (b) cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4.2) covering the same or a different number of shares of Common Stock and having a base price per share lower than the then-current base price per share of the cancelled stock appreciation right, (c) cancel in exchange for a cash payment any outstanding SAR with a base price per share above the then-current Fair Market Value, other than pursuant to Section 12.1(b), or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of NASDAQ.

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Article 8 Restricted Stock

Section 8.1                  Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Restricted Stock. The Committee shall designate those eligible persons to be granted Awards of Restricted Stock, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Stock, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Article 8 shall be specified in the Agreement.

Section 8.2                  Dividends. Unless otherwise provided in the applicable Agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Retained Distributions”) shall be paid to the Holder only if and when such shares vest and become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Retained Distributions will be made no later than the end of the calendar year in which the dividends are paid to stockholders of Common Stock or, if later, the 15th day of the third month following the end of the year in which the Vesting Date occurred.

Section 8.3                  Issuance of Restricted Stock. When shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

Section 8.4                  Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a Holder of shares of Common Stock with respect to such Restricted Stock; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived and the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 8.3; (b) the Holder will not be entitled to dividends except as provided in Section 8.2, (c) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or his or her interest in any of them during the Restriction Period; and (d) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock will cause a forfeiture of such Restricted Stock with respect thereto.

Section 8.5                  Cash Payments. In connection with any Award of Restricted Stock, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Stock after such Restricted Stock shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

Section 8.6                  Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions, (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, and (c) any cash amount to be received by the Holder with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Stock and Retained Distributions that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

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Article 9 Restricted Stock Units

Section 9.1                  Grant. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Awards of Restricted Stock Units which may be in the form of shares of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The terms of each Award need not be identical, and the Board need not treat Holders uniformly. The determinations made by the Committee pursuant to this Article 9 shall be specified in the applicable Agreement.

Section 9.2                  Rules. The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Restricted Stock Units:

(a)               Any shares of Common Stock which are part of an Award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares of Common Stock are issued or, if later, the date provided by the Committee at the time of the Award.

(b)               Such Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

(c)               Awards of Restricted Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any, provided that any such deferrals shall comply with the requirements of Section 409A of the Code. Restricted Stock Units shall not constitute issued and outstanding shares of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until Awards have paid out in shares of Common Stock after the end of the Restriction Period.

(d)               The Awards of Restricted Stock Units may provide Holders with the right to receive Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Agreement.

(e)               In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Restricted Stock Unit was made subject at the time of grant.

Article 10 Cash Awards and Other Stock-Based Awards

Section 10.1               Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant to eligible persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award may be based upon the achievement of single or multiple performance objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 10.1 shall be specified in the applicable Agreement.

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Section 10.2               Other Stock-Based Awards. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock, may be granted hereunder to Holders (“Other Stock-Based-Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Holder is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee may determine. Subject to the provisions of the Plan, the Board or the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto. The determinations made by the Committee pursuant to this Section 10.2 shall be specified in the applicable Agreement.

Article 11 Performance Awards

Section 11.1               Designation as a Performance Award. The Committee shall have the right to designate all or any part of any Award of Options, SARs, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards as a Performance Award.

Section 11.2               Performance Objectives.

(a)               The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more performance measures that apply to the Holder, one or more business units, divisions or Affiliates of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies, as determined by the Committee in its sole discretion. The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee’s determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

(b)               The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (y) may vary by Holder and may be different for different Awards; and (z) may be particular to a Holder or the department, branch, line of business, subsidiary or other unit in which the Holder works and may cover such period as may be specified by the Committee.

Article 12 General Provisions

Section 12.1               Change in Control.

(a)               In the event of a Change in Control, the Committee may, but shall not be obligated to, provide for any one or more of the following (which may vary by Award) (i) the assumption of the Plan and outstanding Awards by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding Awards; (iii) notice to the holders of vested and exercisable Options and Rights of their ability to exercise vested and exercisable Options and Rights effective contingent upon and immediately prior to such transaction followed by the cancellation of all unexercised Options and Rights (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of the outstanding vested Options and Rights in cash or cash equivalents or equity followed by the cancellation of all Options and Rights (whether or not then vested or exercisable); (v) cancellation of all unvested or unexercisable Awards; or (vi) the taking of such other action with respect to Awards as the Committee shall determine to be appropriate in its discretion; provided, however, that in connection with an assumption or substitution of Awards under subsections (i) or (ii) above, the Awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original Award, except to the extent such terms are otherwise rendered inoperative.

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(b)               If the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity by reason of any reorganization, merger, or consolidation, or if a change is made to the Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividends payable in capital stock, or the like, the Company shall make adjustments to such Awards (including, by way of example and not by way of limitation, the grant of substitute Awards under the Plan or under the plan of such other entity or the suspension of the right to exercise an Award for a specified period of time in connection with a corporate transaction) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares or securities and in the option price per share or security subject to outstanding Awards under the Plan or under the plan of such successor entity. The foregoing notwithstanding, unless the Committee otherwise determines, no such adjustment shall be made to an Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension, or renewal of an option as to cause it to be considered as the grant of a new option.

Section 12.2               Termination of Employment.

(a)               General. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, any unvested Awards (and any Dividend Equivalents and Retained Distributions) shall immediately terminate and be forfeited and of no further force and effect.

(b)               Leave of Absence. The Committee may determine whether any given leave of absence constitutes a termination of employment or cessation of service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

(c)               Death or Disability. Except as otherwise provided in the applicable Agreement, if a Holder’s employment shall terminate or a non-employee’s service on the Board or as an independent contractor shall terminate, by reason of death or Disability, the Committee may in its sole discretion at any time (i) terminate restrictions in any Agreements; (ii) accelerate any or all installments and rights; and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Holder, the Holder’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

Section 12.3               Right of Company to Terminate Employment. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Affiliate of the Company.

Section 12.4               Nonalienation of Benefits; Nontransferability of Awards. Except as set forth below, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits. Awards shall not be sold, assigned, transferred, pledged or encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Holder, shall be exercisable only by the Holder; provided, however, that the Board or the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Holder to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Holder and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee and with respect to Incentive Stock Options such would not be contrary to Code Section 421 or 422; provided, further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Holder, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 12.4 shall be deemed to restrict a transfer to the Company.

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Section 12.5               Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 12.7(b).

Section 12.6               Designation of Beneficiaries. Each person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

Section 12.7               Termination and Amendment.

(a)               General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee. The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the shares of Common Stock may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to the Company’s stockholders for approval.

(b)               Modification. The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Holder without his or her consent or (ii) except for adjustments made pursuant to Section 4.1 or 12.1, reduce the exercise price of outstanding Options or SARs or cancel or amend outstanding Options or SARs for the purpose of repricing, replacing, or regranting such Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs or cancel or amend outstanding Options or SARs with an exercise price that is greater than the Fair Market Value of a share of Common Stock for the purpose of exchanging such Options or SARs for cash or any other Awards without stockholder approval. Notwithstanding anything herein to the contrary, the Board may amend the terms of any Award theretofore granted if the Board, in its discretion, determines that such amendment is necessary to comply with the requirements of Section 409A of the Code, the rules of any stock exchange or automated quotation systems on which the shares of Common Stock may be listed or traded, or changes in tax or other applicable laws or regulatory requirements.

Section 12.8               Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

Section 12.9               Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

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If provided for in an Agreement or approved by the Committee in its sole discretion, a Holder may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Section 12.10            Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 12.11            Treatment with Respect to Other Benefit Programs. By acceptance of an Award, unless otherwise provided in the applicable Agreement or required by law, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Affiliate of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Affiliate of the Company.

Section 12.12            Unfunded Plan. Neither the Company nor any Affiliate of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article 8 with respect to Awards of Restricted Stock and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Affiliate of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Affiliate of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Affiliate of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

Section 12.13            Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada.

Section 12.14            Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Holder who is subject to Section 16(b) of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Holder). In addition, the Company intends any transaction by which a Holder sells Shares issued in respect of the vesting or exercise of any Award granted hereunder for the purpose of settling any withholding tax liability of such Holder (commonly referred to as a “net settlement,” “net exercise,” “sell to cover” or “broker-assisted cashless exercise” transaction) that would otherwise be subject to Section 16(b) of the Exchange Act shall be exempt from Section 16 of the Exchange Act pursuant to an applicable exemption. Accordingly, if any provision of this Plan, subplan or any Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Holder shall avoid liability under Section 16(b) of the Exchange Act..

Section 12.15            Section 280G. Unless otherwise provided for in the Agreement or in any other agreement between the Company (or an Affiliate) and a Holder, if any payment or right accruing to a Holder under this Plan (without the application of this Section 12.15), either alone or together with other payments or rights accruing to the Holder from the Company or an Affiliate, would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company. The Holder shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.

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Section 12.16            Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

Section 12.17            Interpretation. The words “include,” “includes,” “included” and “including” to the extent used in the Plan shall be deemed in each case to be followed by the words “without limitation.”

Section 12.18            Compliance with Section 409A of the Code. Except as provided in individual Agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Holder pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Holder is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Holder (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Holder during the period between the date of separation from service and the New Payment Date shall be paid to the Holder in a lump sum on such New Payment Date, without interest, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Holder or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

Section 12.19            Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (a) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (b) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Holders within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Holders in any jurisdiction which is not the subject of such supplement.

Section 12.20            Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

Section 12.21            Recoupment; Forfeiture. All Awards and any and all payments made or required to be made or stock received or required to be issued hereunder and pursuant to any this Plan or any Agreement shall be subject to forfeiture and/or repayment to the Company by the Holder (and the successors, assigns, heirs, estate and personal representative of the Holder) (a) pursuant to the terms of any clawback, recoupment or other policy implemented from time to time by the Board (any such policy, as amended, amended and restated or superseded the “Recoupment Policy”), (b) upon a termination for cause, (c) in the event of a material breach of an Agreement with the Company (including any agreement related to confidential information, non-competition, non-solicitation, or other similar restrictive covenants, and (d) upon a material breach of a material company policy. As additional consideration for any Award granted to a Holder and for any payment made or required to be made or stock received or required to be issued hereunder and pursuant to any Agreement to any Holder, each Holder agrees that he/she is bound by and subject to any Recoupment Policy as in effect at any time and from time to time (whether before, at or after the granting or payment of any award).

Section 12.22            Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Company mailed first class, postage prepaid at the principal business address of the Company to the attention of the Secretary of the Company; or (b) if to any Holder then delivered personally, mailed first class, postage prepaid at the last address of the Holder known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

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